UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2005

                                    Digicorp
             (Exact name of registrant as specified in its charter)



            Utah                      000-33067                 87-0398271
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
       of Incorporation)               Number)            Identification Number)

        1206 West South Jordan Parkway, Unit B, South Jordan, Utah 84095
              (Address of principal executive offices) (zip code)

                                 (801) 566-3000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective April 26, 2005, Gregg B. Colton resigned from his positions as President, Chief Executive Officer and Chief Financial Officer of Digicorp.

      On April 26, 2005, the Board of Directors of Digicorp appointed the following officers: (a) Milton C. Ault, III - Chief Executive Officer; (b) Kathryn Macenzie Queen - President of Operations; and (c) Lynne Silverstein - Secretary.

      Milton C. Ault, III is currently the Chairman and Chief Executive Officer of Patient Safety Technologies, Inc., a Delaware corporation whose common stock is traded on the American Stock Exchange ("PST"). Mr. Ault has served as a director of PST since June 23, 2004. In addition, Mr. Ault co-founded Ault Glazer & Company Investment Management LLC ("Ault Glazer") in 1998 and is currently the controlling and managing member and Chief Investment Officer of Ault Glazer, a private investment management firm headquartered in Santa Monica, California. From July 1998 until February 2005, Mr. Ault was a registered representative of Strome Securities, L.P., a NASD registered broker-dealer. Prior to founding Ault Glazer, Mr. Ault served as a portfolio manager and regional institutional financial advisor for Prudential Securities from February 1996 to July 1998. From November 1992 until February 1996, Mr. Ault served as an institutional account executive for Dean Witter Reynolds.

      Kathryn Macenzie Queen currently is employed by PST where she advises and assists the company's executive officers on investment banking and related matters. She has held this position since approximately November 2004. From 2002 until November 2004, Ms. Queen worked in various positions in the entertainment industry. Ms. Queen has held positions at Salomon Smith Barney, Morgan Stanley and Mutual of New York. Ms. Queen graduated in 2002 from the Fisher College of Business at the Ohio State University with a B.A. in Economics, a B.S. in Finance and a B.S. in Accounting.

      Lynne Silverstein is currently the President and Secretary of PST. In addition, Ms. Silverstein has been Chief Executive Officer of Ault Glazer since October 2003. Prior thereto, she was Director of Operations of Ault Glazer since January 2001, having joined Ault Glazer in January 1999 as a Manager. From February 1996 to October 1998 she was employed by STV Communications, a media content and preview kiosk company, serving as Marketing Director since February 1998. Ms. Silverstein received her B.S. in Communications from the University of Miami.

      There are no family relationships between any of the newly appointed officers of Digicorp and Digicorp's directors, executive officers or persons nominated or charged by Digicorp to become directors or executive officers. Digicorp does not currently have any employment agreements in effect for the employment of the newly appointed officers.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Digicorp


Dated: May 2, 2005                            By:  /s/ Milton Ault
                                                  ------------------------------
                                              Name:    Milton "Todd" Ault, III
                                              Title:   Chief Executive Officer


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